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                                                                   EXHIBIT 10.61



                    [ABM INDUSTRIES INCORPORATED LETTERHEAD]


                                 June 30, 1998


Mr. Martinn H. Mandles
ABM Industries Incorporated
160 Pacific Avenue, Suite 222
San Francisco, CA 94111


RE: AMENDMENT OF DIVISION EXECUTIVE EMPLOYMENT AGREEMENT --
    INCREASE IN SUPPLEMENTAL EXECUTIVE RETIREMENT PENSION ("SERP")

Dear Martinn:

I am pleased to inform you that the Executive Officer Compensation and Stock Option Committee of ABM's Board of Directors has approved an increase in the monthly benefit payable to you to $4,167.00 under this plan. Accordingly, the maximum benefit payable to you shall increase to $500,000.

This letter shall, in this regard, amend your Executive Employment Agreement, as follows:

        The monthly Consulting Fees benefit set forth in paragraph X.5 CONSULTANCY shall be $4,167.00.

Please sign and date all three (3) originals and return two (2) of them to me.


Very truly yours

/s/ WILLIAM W. STEELE
----------------------------------
William W. Steele


I hereby agree to the foregoing amendment.

/s/ MARTINN H. MANDLES                  Dated: June 30, 1998.
-----------------------------------            ---------------------------------
Martinn H. Mandles


New York Stock Exchange Symbol: ABM